Exhibit 10.22

Amendment, dated as of January 13, 2005, to Purchase Contract by and between
Orbital Sciences Corporation and The Boeing Company

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TABLE OF CONTENTS

I.	STATEMENT OF WORK

II.	PERIOD OF PERFORMANCE

III.	COMPLETION DATES

IV.	TERMS AND CONDITIONS/FORMS

V.	CONTRACT LINE ITEMS

VI.	TARGET COST, AWARD FEE, AND AWARD FEE PLAN

VII.	FUNDING LIMITATION

VIII.	GOVERNMENT AND BUYER FURNISHED PROPERTY

IX.	PRINCIPAL PLACE OF PERFORMANCE

X.	RESERVED

XI.	INVOICE PAYMENT INSTRUCTIONS

XII.	PRIORITY

XIII.	SECURITY REQUIREMENTS

XIV.	RELATIONSHIP WITH SUBCONTRACTOR

XV.	ALABAMA TAX EXEMPTION

XVI.	ORDER OF PRECEDENCE

XVII.	RESERVED

XVIII.	DATA REQUIREMENTS

XIX.	EXPLOSIVES/ORDNANCE

XX.	EXHIBITS

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I.	STATEMENT OF WORK

The Orbital Sciences Corporation (hereinafter referred to as “Subcontractor”, “Supplier”, Seller”, or OSC) shall provide to The Boeing Company, (hereinafter referred to as “Boeing,” or “Buyer”) on a Cost Plus Award Fee Basis, all labor, services, materials, and equipment (except for GFE/GFP authorized herein) necessary to perform and complete the efforts as set forth in Exhibit B, Statement of Work or Exhibit I, Statement of Work. Paragraph 3.5.3.4 Trade Studies is not applicable to Exhibit B Statement of Work (SOW) Rev. C. This paragraph will be updated with the next revision of this SOW. Exhibit B SOW applies to all effort under Flight Test, Test Bed, and Capabilities Enhancement I. Exhibit I SOW applies to all effort under Capabilities Enhancement II.

Exhibit C, Document Matrix, contains the current document revisions for those documents identified in the Applicable Documents Exhibit to the Statement of Work. Due to the frequency of document releases/updates/SCN’s, Exhibit C may be updated via direction in a Contract Letter between formal changes to this subcontract. The Exhibit will be formally updated to incorporate all updates made via contract letter with each Purchase Contract Change.

Approved Deviations and/or Waivers to the technical requirements of this subcontract are set forth in Exhibit H, Approved Deviations/Waivers. Due to the frequency of deviations/waivers Exhibit H may be updated via direction in a Contract Letter between formal changes to this subcontract. The Exhibit will be formally updated to incorporate all updates made via contract letter with each Purchase Contract Change.

II.	PERIOD OF PERFORMANCE

The period of performance of this subcontract is 18 December 2001 through 31 March 2007. The specific period for each line item, as required, is shown on the purchase contract faceplate.

III.	COMPLETION DATES

Seller shall accomplish the requirements specified herein so as to meet the completion dates shown on the purchase contract faceplate.

IV.	TERMS AND CONDITIONS/FORMS

The Terms and Conditions applicable to this subcontract are attached hereto as Exhibit A, Subcontract 101018 Terms and Conditions.

V.	CONTRACT LINE ITEMS

The Contract Line Items are shown on the purchase contract faceplate. The items require CLIN identification and some items require additional clarification or descriptions. The additional information is as follows:

No.	CLIN	Description	*
0001	N/A	Taurus Lite (Transferred to PO 101954)	N/A
0002	0101	Flight Test (previously ABV Design) includes the following elements:
		1 Lot - Non-Tactical Boost Vehicles (1 Lot = 8 vehicles), $315,252,803	Def
		1 Lot - 04/06 Replan Definitization (PPOA-9), $54,132,717	Def
		1 Lot - Special Studies (CLIN 0109) Descope, ($9,866,253)	Def
		1 Lot - BAN Implementation, $868,316	Def
		1 Lot - EIS-4, $431,536	Def
		1 Lot - WIC’s (1 Lot = 6 units), $142,411	Def

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		1 Lot - 10Mb Hard-line Telemetry, $175,000	Def
		1 Lot - Transportation Credit, ($1,272,111)	Def
		1 Lot - Battery Credit, ($29,165)	Def
		1 Lot - MAB Support for BV-6 and Electrical Pathfinder, $144,887	Def
		1 Lot - Software Support Credit, ($93,542)	Def
		1 Lot - IFT-13b/IFT-13c Range Safety Requirement, $237,981	Def
		1 Lot - Chocks, $8,518	Def
		1 Lot - Loader Interface Module (LIM) and Cables, $7,848	Def
		1 Lot - Mechanical Pathfinder, $48,460	Def
		1 Lot - DGT Test (includes functional testing for three digital GPS	Def
Transponders in support of IFT-13b, IFT-13c, and IFT-14. DGT Test to be performed at VAFB.), $43,446
		1 Lot - Award Fee Forfeit ($718,980 for Period 2 and $264,126 for	Def
Period 3), ($983,106)
		1 Lot - Solar Capability (Solar Parts Testing), $50,000 NTE	Undef
		1 Lot - Award Fee Forfeit for Period 4 ($302,993)	Def
		1 Lot - DD254/Security Classification Guide (includes internal	Def
Security Classification Guide Users Guide and training), $161,458
		1 Lot - Capabilities Enhancement and Replan Requirement (1 Lot = 1	Def
Non-Tactical Boost Vehicle and Non-Recurring Engineering),
$24,696,105 (includes 1 vehicle @ $12,420,076, Ground Support
Equipment @ $5,099,076, Vendor Tooling @ $4,190,487, Vendor NRE @
$682,377, Acceleration @ $550,789, NTE NRE @ $719,173, Parker TVA ’s
$1,034,127 and budget transfer to CLIN 0401 for PPOA-9 Labor Credit,
$3,950,650 and PPOA-9 Material Credit $3,507,426)
		1 Lot - Telemetry Test Set, $48,156	Def
		1 Lot - Development Verification Test (DVT), $120,000 NTE. The	Undef
supplemental statement of work "SOW – DVT" applies. The following tasks are included:
- EKV Sep Test – Technical Interchanges (x3); GTM Support for
EDV Setup; EDV Test Setup and Pre-Sep Testing; EDV Sep Test;
EKV Sep Test Data Review
- Full Motion Test Support – Software Development; Software
Configuration Management; Test Support; Data Review
		1 Lot – Begin Redesign & Modification to the Yoke, $600,000 NTE	Undef
		1 Lot – Begin Repair to EIS #2, $20,000 NTE. Includes fixing loose	Undef
backshells, incorrect or no dust caps, loose jam nuts, missing screws, improper securing & routing of cables and minor surface corrosion.
		1 Lot – Stage 1 TVC Simulator, $28,000	Def
		1 Lot – Non Tactical Equipment (NTE) Kits (1 Lot=2 Kits) Vehicles	Undef
are To Be Determined, $5,584,196
		1 Lot – ACS Weldment Boot Assembly Set (2 ea. 1034-1014-003 and 2	Def
ea. 1034- 1014-004) $6,440
		1 Lot – VLS repair, $32,736	Def

0003	0111	Test Bed, Tactical Boost Vehicles (1 Lot = 5 vehicles), $70,518,028	Def
		1 Lot - Transportation Credit, ($1,062,593)	Def
		1 Lot - Award Fee Forfeit ($86,550 for Period 2	Def
and $96,392 for Period 3),($182,942)
		1 Lot - Award Fee Forfeit for Period 4 ($126,785)	Def
		1 Lot - Tactical Boost Vehicles (1 Lot = 3 vehicles), $35,782,581	Def
		1 Lot - Integration Support (2 EPs) – See Statement of	Def
Work Attachment under this item, $26,615

ITEM NO.	SUBCONTRACT SCHEDULE (Rev 21)	SUBCONTRACT NO. 101018	PAGE NO. 4 of 11

0004	0101	Capabilities Enhancement – I Proposal Preparation (includes proposal preparation for CE and Replan efforts)	Def
0013	N/A	Capabilities Enhancement – I — transferred and definitized under Line Item 0078	N/A
0018	0107	Item unit value is a firm price.	Def
0078	0401	Capabilities Enhancement – I, Tactical Boost Vehicles (1 Lot = 10 vehicles), $120,330,777 (includes budget transfer from CLIN 0101 for PPOA-9 Labor Credit, $3,950,650 and PPOA-9 Material Credit $3,507,426)	Def
0088	0101	Capabilities Enhancement – II Proposal Preparation ($139,664)	Undef
0089	Risk	Capabilities Enhancement – II Long Lead for six Motor Sets, Ordnance, and Tanks ($5,660,000 – includes $2,280,000 Termination Liability as this item is issued under a Boeing Risk account. Ultimately it is expected this effort will be transferred under CLIN 0409). Material is to support deliveries which are planned to begin on 1/19/06 for BAMs and 2/17/06 for Booster Stacks and continue at a rate of one per month.	Undef
0091	0111	Integration Support – See Statement of Work Attachment under this item. ($210,118)	Def
0096	0401	OSC Support to Ft. Greely – See Statement of Work Attachment under this item. This item includes “Harsh Weather Clothing” (Outer Coat/Parka, REI Triad Parka; Insulated Pants, Mountain Hardware Chugach Pants; Gloves, REI Tapped Overmitts with liners; Balaclava, Turtle Fur MFS Shellaclava; Duffle Bag, Outdoor Products Cordura Duffel). These items shall be retained for utilization as appropriate throughout the duration of this program. Boots (Kamik K2) are also included but are considered consumable items.	Def
0099	0101	VLS Repair – value transferred under Line Item 0002	Def

*(Def) = Definitized Value; (Undef) = Undefinitized Value. Segregate costs and report separately on the monthly CPR-Format 6 submittal for each item identified with “Undef”.

As an inducement to and as additional consideration for the issuance of this contract, Subcontractor hereby grants to Buyer the following option exercisable at the sole election of Buyer by issuing written notice thereof to Subcontractor on or before the option exercise date contained herein, to purchase under the same terms and conditions of this subcontract, as may be amended from time to time, additional effort at a price to be negotiated by not to exceed the price below.

		NTE PRICE
ITEM DESCRIPTION	OPTION EXERCISE DATE	(TO BE NEGOTIATED)
0201 – Option superceded by Capabilities Enhancement requirement		N/A
0203 – Qty 45 boost vehicles	No later than 12/15/2003*	$396,233,354
0301 – Sustainment of the items produced under CLIN 0203	No later than 10/1/2005*	$18,885,247

It is mutually agreed and understood that the additional effort procured by buyer under the provisions of this option clause shall be performed in strict compliance with all of the requirements of this contract as such may be amended from time to time and made applicable hereto.

It is contemplated that Buyer may make changes in accordance with the Changes article hereof at any time in the services ordered or to be ordered hereunder. In the event that any changes are made, the prices provided for herein shall, with respect to the effort changed, be subject to equitable adjustment in accordance with the Changes article.

Exercise of any option hereunder will be by change notice hereto or by separate contract.

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It is further mutually agreed and understood that Buyer is under no obligation whatsoever to exercise the above option and that no representations have been made by committing to the exercise of any option herein, and that Buyer may procure any additional requirements elsewhere.

*	Buyer and Subcontractor agree that Buyer’s option exercise date(s) are contingent upon exercise by Buyer’s customer of options in its contract with the Buyer. Delay in the customer’s exercise of any option will, in turn, delay the exercise of the related option in this order on a day-for-day basis, until such time as the Buyer’s contract option is exercised.

VI.	TARGET COST, AWARD FEE, AND AWARD FEE PLAN

Subject to Exhibit A, Form GP-4, provision entitled “Allowable Cost and Payment — FAR 52.216-7”, the Subcontractor shall be compensated for performance as follows:

		Est. Cost
	Estimated Cost	of Money	Award Fee	Contract Value
Line Item 0002 (CLIN 0101)
Definitive	$327,326,073	$1,321,913	$47,813,586	$376,461,572
Undefinitive	--	--	--	$6,374,196
Sub-Total	$327,326,073	$1,321,913	$47,813,586	$382,835,768

Line Item 0003 (CLIN 0111)
Definitive	$91,384,017	$172,806	$13,398,081	$104,954,904
Undefinitive	--	--	--	--
Sub-Total	$91,384,017	$172,806	$13,398,091	$104,954,904

Line Item 0004 (CLIN 0101)
Definitive Total	$214,144	$866	$32,122	$247,132

Line Item 0013
Definitive Total	$0	$0	$0	$0

Line Item 0018 (CLIN 0107)
Definitive Total	$78,201	$48	$11,730	$89,979

Line Item 0078 (CLIN 0401)
Definitive	$104,792,851	$148,998	$15,718,928	$120,660,777
Undefinitive	--	--	--	$0
Sub-Total	$104,792,851	$148,998	$15,718,928	$120,660,777

Line Item 0088 (CLIN 0101)
Definitive	$0	$0	$0	$0
Undefinitive	--	--	--	$139,664
Sub-Total	$0	$0	$0	$139,664

Line Item 0089 (Boeing Risk)
Definitive	$0	$0	$0	$0
Undefinitive	--	--	--	$5,660,000
Sub-Total	$0	$0	$0	$5,660,000

Line Item 0091 (CLIN 0111)
Definitive	$182,178	$613	$27,327	$210,118
Undefinitive	--	--	--	$0
Sub-Total	$182,178	$613	$27,327	$210,118

Line Item 0096 (CLIN 0401)
Definitive	$44,046	$149	$6,607	$50,802
Undefinitive	--	--	--	$0
Sub-Total	$44,046	$149	$6,607	$50,802

Line Item 0099 (CLIN 0101)
Definitive Total	$0	$0	$0	$0

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Total Definitive	$524,021,510	$1,645,393	$77,008,381	$602,675,284
Total Undefinitive	—	—	—	$12,173,860
Total Contract	$524,021,510	$1,645,393	$77,008,381	$614,849,144

As established in the Award Fee Plan, Exhibit E, the award amount and the award fee determination methodology are unilateral decisions made solely at the discretion of Boeing.

Per paragraph 8.1, Potential Award Fee, of the Award Fee Plan, the potential award fee available for each performance evaluation period is as follows:

	Flight Test	Test Bed		ISTIC	Proposal
Period	Pool	Pool	CE Pool	Pool	Prep. Pool	Total Pool
1 - 12/18/01-9/30/02	$8,895,159	$547,685	– –	– –	– –	$9,442,844
2 - 10/1/02-3/31/03	$10,358,532	$1,280,268	– –	– –	– –	$11,638,800
3 - 4/1/03-9/30/03	$7,878,368	$2,433,632	– –	– –	– –	$10,312,000
4 - 10/1/0 3/31/04	$7,202,549	$3,015,875	– –	– –	– –	$10,218,424
5 - 4/1/04-9/30/04	$5,695,651	$1,521,151	$7,055,700	– –	– –	$14,272,502
6 - 10/1/04-3/31/05	$3,746,358	$1,763,353	$5,787,468	$11,730	$32,122	$11,341,031
7 - 4/1/05-9/30/05	$3,748,867	$2,593,597	$2,882,367	– –	– –	$9,224,831
8 - 10/1/05-3/31/06	$748,065	$579,574	– –	– –	– –	$1,327,639
9 - 4/1/0-9/30/06	$405,290	– –	– –	– –	– –	$405,290
10 - 10/l/06-/31/07	$416,586	– –	– –	– –	– –	$416,586

VII.	FUNDING LIMITATION

A.	Of the total estimated price of this subcontract, the following maximum funding amounts are available for payment and allotted to this subcontract. NOTE: Only the items with funding allotted are listed. If the item is not listed, it does not have funding allotted.

Line Item	Funding Limitation	Funded Through:
0002	$291,271,493	January 2005
0003	$69,897,055	January 2005
0004	$247,132	Fully Funded
0013	$0	N/A
0018	$89,979	Fully Funded
0078	$83,424,198	January 2005
0088	$169,664	January 2005
0089	$5,660,000	Fully Funded (includes Termination Liability)
0091	$210,118	Fully Funded
0096	$50,802	Fully Funded
Total	$451,020,441

B.	Reserved

C.	Notwithstanding any other provision of this subcontract, all payments to the Subcontractor shall be subject to the funding limitation as set forth in Paragraph A above, and in accordance with Exhibit A, Form GP-4, Clause 11, entitled “Limitation of Funds”.

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D.	Upon issuance by Boeing to the Subcontractor of a subcontract change notice signed by an authorized agent of Boeing, the expenditure limitation specified above as Boeing’s maximum liability shall be deemed to be adjusted in accordance with said Change Notice for the continued performance of the work specified in Exhibit B.

E.	Notwithstanding potential termination liability amounts reported by Seller to Buyer, pursuant to the Limitation of Funds provisions of this Subcontract, Seller shall fully utilize the funding released by Buyer, for performance of the requirements under this subcontract. Seller shall not reserve or withhold from its expenditures, any funding that represents potential termination costs. In the event that this Subcontract is terminated for convenience pursuant to the Termination clauses of this subcontract, Buyer shall remain liable to Seller for termination costs in accordance with the provisions of the Termination clause hereof.

In addition, in the event that this Subcontract is terminated for convenience during GFY 2003 or GFY 2004, buyer shall remain liable to Seller for all valid incurred costs, which arise under the Limitation of Funds or Limitation of Costs clauses, or “F” below. Notification of Termination for Convenience will have no effect on Buyer’s obligation to pay deferred bills within the time limitations specified in “F” below.

F.	Deferred Billing of Incurred Costs - It is understood that Seller’s funding requirements projected for Government Fiscal Year (GFY) 2003 and GFY 2004 may exceed available funding. At Seller’s election and while reporting all incurred costs and estimated potential termination liability pursuant to “E” above, Seller may continue performance beyond funds released by Buyer, but Seller shall defer billing of any incurred costs and fee beyond the authorized “bill up to” ceiling stated in subparagraphs (a) and (b) for the then current GFY, under condition that: [i] deferred billing of incurred costs beyond funds released by Buyer may be billed in the next fiscal year (GFY 2003 deferred costs billed in GFY 2004; GFY 2004 deferred costs billed in GFY 2005) and shall be paid within 60 days of receipt of Invoice; and, [ii] no increase in cost or fee shall be billed by Seller or paid by Buyer for deferred billing of incurred costs. The following “bill up to” ceilings are imposed:

(a)	For GFY 2003, the maximum “bill up to” ceiling is: $ 142.89M

(b)	For GFY 2004, the maximum “bill up to” ceiling is: N/A

VIII.	GOVERNMENT AND BUYER FURNISHED PROPERTY

A.	A list of the current Government Furnished Property (GFP) is located in Exhibit F titled Government Furnished Property (GFP) Listing. Additional Government Furnished Property is subject to definitization by the government.

B.	A list of the current Buyer Furnished Property (BFP) is located in Exhibit G titled Buyer Furnished Property (BFP) Listing. Additional Buyer Furnished Property is subject to definitization as required.

IX.	PRINCIPAL PLACE OF PERFORMANCE

The principal place of performance of this subcontract shall be at the Subcontractor’s site located in Chandler, Arizona.

X.	RESERVED

XI.	INVOICE PAYMENT INSTRUCTIONS

A.	Subcontractor may invoice bi-monthly with the approximate billing dates to be the 7th and the 21st of each month. Subcontractor may bill 1/3 of the potential 15% Award Fee retroactive to the December 01 billing

ITEM NO.	SUBCONTRACT SCHEDULE (Rev 21)	SUBCONTRACT NO. 101018	PAGE NO. 8 of 11

period. For the months of Oct., Nov., and Dec., 2002 OSC may bill 2/3 of the potential 15% award fee. Beginning in January 2003, the amount reverts back to the 1/3 of the potential 15%. Beginning with the June 2004 billings, Seller may provisionally bill 10% of the potential 15% award fee.

B.	Payments. Payments are made from “original” invoices only. Fax copies, copies of invoices or statements will not be accepted. “Duplicate original” invoices must not be sent without prior authorization from either your purchasing agent or accounts payable. Duplicate original invoices, altered invoices or computer prints of invoices not on your company letterhead must be signed and dated with full signature of the appropriate manager in your company. Initials will not be accepted. Third party billing is not allowed.

C.	Invoice mailing information. Invoices are to be mailed to:

Standard Mail	Overnight/Express Mail
The Boeing Company	The Boeing Company
Accounts Payable	5651 Phantom Drive
P. O. Box 66956, Mail Code S276-1371	Hazelwood, MO 63042
St. Louis, MO 63166-6956

Attention: Carolyn Washington	Attention: Accounts Payable
M/C S276-1371

Phone: (314) 232-8455 Fax: (314) 232-8846

Invoices sent to any other address or to buyers may delay your payment.

A copy of invoices will be e-mailed to Buyer identified on purchase contract faceplate when the originals have been mailed to Accounts Payable.

D.	Prepaid freight charges. When prepaid freight charges are authorized by your procurement agent, include a copy of each freight bill with the invoice if total charges exceed $100.00. Freight charges over $100.00 require approval from Boeing traffic prior to payment and will be deducted from your invoice payment. It is not necessary to re-invoice. When the approval has been received, an additional check will be issued for the approved freight charge.

E.	Invoice requirements. All invoices must contain the following information:

1.	The name and address of the supplier, which must match the name, and address on the purchase

2.	Invoice number.
3.	Invoice date.
4.	Boeing purchase contract number. Only one purchase contract number per invoice.
5.	Boeing purchase contract line item number(s) and description of item ordered (Boeing part number).
6.	Quantity invoiced, which must equal quantity shipped, and cannot exceed quantity ordered.
7.	Unit of measure. If the invoice-billing unit of measure is different than the purchase contract order unit of measure, both units of measure must be included on the invoice.
8.	Unit price, which must agree with the purchase contract unit price. If the invoice billing unit price is different than the purchase contract unit price, both unit prices must be included on the invoice.
9.	Extended unit price. Each Boeing purchase contract line item must be subtotaled individually before tax, freight or any additional charges are listed. Each invoice must have a grand total, which includes all charges.
10.	Payment terms, which must agree with the purchase contract payment terms.
11.	Shipping information, which includes shipment number, date of shipment and freight carrier.

ITEM NO.	SUBCONTRACT SCHEDULE (Rev 21)	SUBCONTRACT NO. 101018	PAGE NO. 9 of 11

12.	Name and address where invoice payment is to be mailed. Name must agree with the purchase contract name.

13.	Name, title, phone/fax number and mailing address of person to be notified in event of a defective invoice.

14.	Signed certification similar to the following: “I hereby certify, to the best of my knowledge and belief, that this invoice is correct, and that all items invoiced are based upon actual costs incurred or services rendered consistent with the terms of the subcontract agreement.”

F.	The purchase contract is the sole basis for your payment. Incorrect invoices will be returned unpaid. Accounts payable cannot authorize or negotiate any changes to the purchase contract. Please contact your procurement agent directly to resolve invoice discrepancies.

G.	Payment inquiries. Accounts payable checks are generated twice a week. Checks are prepared and mailed or transmitted (if Electronic Funds Transfer applies) each Tuesday and Thursday.

Inquiries on past due invoices (aged 45 days from invoice date) or payment problems may be faxed directly to accounts payable representative identified herein. A copy of the invoice in question should be annotated with the specific problem.

H.	Identification. For accounting purposes all invoices submitted by the Subcontractor shall note: Subcontract Number 101018, Prime Contract HQ0006-01-C-0001, and the “Project CCN”, shown on the purchase contract faceplate, for the item being invoiced.

XII.	PRIORITY

The priority rating for this subcontract is DX-C9. This is a rated order certified for national defense use, and you are required to follow all of the provisions of the Defense Priorities and Allocation System regulation (15 CFR Part 700). Pursuant to the Defense Priorities and Allocations System regulation, you are required to acknowledge this order in writing within fifteen working days after receipt of a “DO” rated order and within ten working days after receipt of a “DX” rated order.

XIII.	SECURITY REQUIREMENTS

The security requirements applicable to this subcontract are set forth in the DD Form 254, Contract Security Classification Specification, Exhibit D.

XIV.	RELATIONSHIP WITH SUBCONTRACTOR

The Subcontractor shall, at the request of Buyer, arrange and conduct meetings at the Subcontractor’s or lower-tier supplier’s or subcontractor’s facilities with Buyer and Government personnel in attendance. Buyer may request such meetings to review in-process work, investigate problem areas or activities critical to program schedules, or to witness or review test activities.

XV.	ALABAMA TAX EXEMPTION

The items and/or services purchased hereunder are for resale to the U. S. Government and are exempt from taxation per Certificate Number 6800 04598.

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XVI.	ORDER OF PRECEDENCE

In the event of any inconsistency between the provisions of this subcontract, the inconsistency shall be resolved by giving precedence in the following order:

(a)	Subcontract Schedule and Exhibit G, Buyer Furnished Property (BFE) Listing
(b)	General Provisions, Terms and Conditions
(c)	Statements of Work
(d)	Other documents incorporated by reference

XVII.	RESERVED

XVIII.	DATA REQUIREMENTS

A.	Product Data Requirements applicable hereto are identified in Exhibit B, Statement of Work. The required submittals shall be delivered to Data Management with a courtesy copy of the cover letter to the Buyer(s) , OBV IPT Lead, and OBV IPT Deputy/Chief Engineer.

NOTES:
1)	Source code which is marked “Orbital Proprietary” shall be delivered via CD only (not placed on TINS). Buyer may provide this source code to its Subcontractors which perform system verification (see exception language to GP4 in Exhibit A, Terms and Conditions).
2)	If required, software executable code (only) for software submittals (GMD289) may be delivered concurrently to Configuration Management, Huntsville.

Data Management Representatives:	Evelyn Martinez, e-mail: evelyn.l.martinez@boeing.com Lorelei Collins, e-mail: lorelei.l.collins@boeing.com

Mailing address:	The Boeing Company Evelyn Martinez, MC 031-GB34 3370 Miraloma Avenue Anaheim, CA 92806

Configuration Management Representative:	Ken Ille, e-mail: Kenneth.w.ille@boeing.com

Mailing address:	The Boeing Company Ken Ille, MC JN-26 799A James Record Road Huntsville, AL 35824

B.	Exhibit B, Attachment A, references “Integration Phases”. The Integration Phase periods of performance are:

Integration Phase No.	Period of Performance	Units/Vehicles Included
III	12/28/01 – 2/15/05	BV-6 through IFT-15
Test Bed	3/29/03 – 9/30/04	TB-1 through TB-5
Capabilities Enhancement – VAFB	11/3/03 – 12/22/05	CE-2 through CE-5
Capabilities Enhancement – Ft. Greely	11/3/03 – 4/10/06	CE-1 and CE-6 through CE-15
IV	3/29/02 – 4/30/07	1FT-19 through IFT-21
V	4/29/03 – 9/3/07	1FT-25

ITEM NO.	SUBCONTRACT SCHEDULE (Rev 21)	SUBCONTRACT NO. 101018	PAGE NO. 11 of 11

C.	Data submittals which have previously been submitted and are unchanged for the Capabilities Enhancement segment of this purchase contract are not required to be resubmitted in whole. Subcontractor need only to submit a letter certifying the previous submittal has been reviewed for consideration of the Capabilities Enhancement requirements and no changes/updates to the previous submittal are required. The letter must clearly identify the previous submittal which was reviewed.

XIX.	EXPLOSIVES/ORDNANCE

A.	The intended use of the explosives/ordnance items under this contract are for installation/integration into the end–item Booster. The business Employer Identification Number (EIN) for use on shipping documentation is 910425694 and Boeing’s principal address is shown on the purchase contract faceplate (Boeing’s local business address is the same).

B.	Seller agrees that Buyer may return any surplus ordnance material resulting from this contract to Seller.

XX.	EXHIBITS

The following Exhibits, referenced herein, are attached hereto and made a part hereof:

No. Title

A	Subcontract 101018 Terms and Conditions, dated 10/11/04

B	Ground-based Missile Defense Orbital Sciences Subcontractor Statement of Work for the Orbital Boost Vehicle, Document D743-16366-1, Revision C, dated 1/7/04

Attachment A - Product Data Requirements List (PDRL),dated 1/7/04
Attachment B - Working Group Correlation Matrix, dated 1/7/04
Attachment C - Hardware Delivery Schedule, dated 3/25/04
Attachment D - Applicable Documents, dated 1/7/04

C	Document Matrix, dated 10/20/04

D	DD Form 254, Contract Security Classification Specification for Subcontract Number 101018, Revision 3, dated 7/1/04

E	Award Fee Plan, dated 3/29/02

F	Government Furnished Property (GFP) Listing, dated 5/24/04

G	Buyer Furnished Property (BFP) Listing, dated 3/25/04

H	Approved Deviations/Waivers, dated 10/20/04

I	(DRAFT) Ground-based Missile Defense Orbital Sciences Corporation Subcontractor Statement of Work for the Orbital Boost Vehicle, Block 2006 Capabilities Enhancement II, dated 5/21/04 Draft